THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND HAVE BEEN OFFERED AND SOLD IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE APRIL 25, 2010.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS OF SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

THIS WARRANT CERTIFICATE IS DATED FOR REFERENCE DECEMBER 24, 2009
(the "Issue Date").

THIS WARRANT CERTIFICATE IS VOID IF NOT EXERCISED ON OR BEFORE
5:00 P.M. (RUSHVILLE, INDIANA, TIME) ON dECEMBER 24, 2014

WARRANT CERTIFICATE

Omnicity Corp.
(Incorporated under the laws of the State of Nevada)

WARRANT CERTIFICATE NO. __	1,500,000 WARRANTS entitling the holder to acquire, subject to adjustment, one Common Share for each Warrant represented hereby.

THIS IS TO CERTIFY THAT RICHARD H. REAHARD, of 1813 Braeburn Drive, Carmel, Indiana, 46032 (hereinafter referred to as the "Holder" or the "Warrantholder") is entitled to acquire for each Warrant represented hereby, in the manner and subject to the restrictions and adjustments set forth herein, at any time and from time to time until 5:00 p.m. (Rushville, Indiana, time) (the "Expiry Time") on December 24, 2014, one fully paid and non-assessable common share ("Common Share") in the capital of Omnicity Corp. (the "Company").

The Warrants represented by this Warrant Certificate are issued subject to the terms and conditions appended hereto as Schedule "A".

The Warrants represented by this Warrant Certificate, and the Common Shares issuable upon exercise hereof, have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"). The Warrants and any Common Shares issued upon exercise of the Warrants may not be sold, transferred, pledged or hypothecated in the absence of: (a) an effective registration statement under the U.S. Securities Act relating thereto; or (b) an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws, as confirmed by a legal opinion satisfactory to the Company confirming that such transfer is not subject to registration under the U.S. Securities Act and all applicable state securities laws.

Each Warrant Certificate and each certificate representing the Common Shares shall contain a legend on the face thereof, in the appropriate form, setting forth the restrictions on transfer referred to herein. The holder acknowledges and agrees that the Warrants represented by this Warrant Certificate constitute, and the Common Shares issuable upon exercise hereof will constitute, "restricted securities" as such term is defined in Rule 144 under the U.S. Securities Act.

Any certificate issued at any time in exchange or substitution for any certificate bearing a restrictive legend shall also bear such legend unless in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.

Omnicity Corp.
Per:	"Don Prest"
Name: Don Prest Title: Chief Financial Officer

__________

SCHEDULE A

TERMS AND CONDITIONS FOR WARRANT

Terms and Conditions attached to the Warrant issued by Omnicity Corp. and dated for reference December 24, 2009.

ARTICLE 1
INTERPRETATION

1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a) "Common Shares" means the shares of Common Stock to be issued pursuant to the exercise of Warrants;

(b) "Common Stock" means the common stock in the capital of the Company;

(c) "Company" means Omnicity Corp., unless and until a successor corporation shall have become such in the manner prescribed in Article 6, and thereafter "Company" shall mean such successor corporation;

(d) "Company's Auditors" means an independent firm of accountants duly appointed as auditors of the Company;

(e) "Exercise Price" means the price of $0.50 per share;

(f) "Expiry Time" means 5:00 p.m. (Rushville, Indiana, time) on December 24, 2014;

(g) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section" followed by a number refer to the specified Article or Section of these Terms and Conditions;

(h) "Issue Date" means the issue date of the Warrant shown on the face page of the Warrant Certificate;

(i) "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(j) "Other Property" has the meaning ascribed thereto in section 4.2;

(k) "Regulation S" means Regulation S under the U.S. Securities Act;

(l) "United States" has the meaning ascribed thereto in Regulation S;

(m) "U.S. Person" means a "U.S. person" as defined in Regulation S;

(n) "U.S. Securities Act" means the United States Securities Act of 1933, as amended;

(o) "Warrant" means the warrant to acquire Common Shares evidenced by the Warrant Certificate; and

(p) "Warrant Certificate" means the certificate to which these Terms and Conditions are attached.

1.2 Interpretation

In these Terms and Conditions:

(a) the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof;

(b) words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders; and

(c) all references to currency shall be to the lawful currency of the United States of America.

1.3 Applicable Law

The terms hereof and of the Warrant shall be construed in accordance with the laws of the Province of British Columbia and the laws of Canada.

ARTICLE 2
ISSUE OF WARRANT

2.1 Issue of Warrants

That number of Warrants set out on the Warrant Certificate are hereby created and authorized to be issued.

2.2 Additional Warrants

Subject to any other written agreement between the Company and the Warrantholder, the Company may at any time and from time to time undertake further equity or debt financing and may issue additional Common Shares, warrants or grant options or similar rights to purchase Common Shares to any person.

2.3 Issue in Substitution for Lost Warrants

If the Warrant Certificate becomes mutilated, lost, destroyed or stolen:

(a) the Company shall issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated, lost, destroyed or stolen Warrant Certificate; and

(b) the holder shall bear the cost of the issue of a new Warrant Certificate hereunder and in the case of the loss, destruction or theft of the Warrant Certificate, shall furnish to the Company such evidence of loss, destruction, or theft as shall be satisfactory to the Company in its discretion and the Company may also require the holder to furnish indemnity in an amount and form satisfactory to the Company in its discretion, and shall pay the reasonable charges of the Company in connection therewith.

2.4 Warrantholder Not a Shareholder

The Warrant shall not constitute the holder a shareholder of the Company, nor entitle it to any right or interest in respect thereof except as may be expressly provided in the Warrant.

2.5 Registration Rights

If at any time or from time to time, the Company shall determine to prepare and file with the United States Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the U.S. Securities Act of any of its equity securities, other than on Form S-4, F-4 or Form S-8 (each as promulgated under the U.S. Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable solely in connection with the Company's stock incentive or other employee benefit plans, then the Company will promptly give to the Warrantholder written notice thereof. The Company will qualify under the registration such number of Common Shares issuable hereunder as specified in a written request of a Warrantholder given within 20 days after receipt of the Company's written notice. If a registration involves an underwriting, the Holder will enter into an underwriting agreement in customary form with the underwriter or underwriters. If the managing underwriter determines in good faith that marketing factors (including, without limitation, the managing underwriter's evaluation of the Company's requirement for funds from the primary offering) require a limit on the number of Common Shares to be offered on a secondary basis, the underwriter may limit the number of Common Shares to be included in the secondary offering without first limiting the number of Common Shares that may be distributed as a primary offering.

ARTICLE 3
EXERCISE OF THE WARRANT

3.1 Method of Exercise of the Warrant

(a) The right to purchase Common Shares conferred by the Warrant Certificate may be exercised, prior to the Expiry Time, by the holder surrendering it to the Company, with a duly completed and executed exercise form substantially in the form attached hereto as Schedule "B" and (i) cash or a certified cheque payable to or to the order of the Company for the Exercise Price applicable at the time of surrender in respect of the Common Shares subscribed for or (ii) satisfaction of the "cashless exercise" provision set forth in 3.1(b) below.

(b) The Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price through a "cashless exercise", in which event the Company shall issue to the Holder the number of Common Shares determined as follows:

 X = Y [(A-B)/A]

 where:

 X = the number of Common Shares to be issued to the Holder;

 Y = the total number of Common Shares with respect to which this Warrant is being exercised;

 A = the average of the Closing Sale Prices of the shares of Common Stock (as reported by Bloomberg Financial Markets) for the ten trading days ending on the date immediately preceding the Exercise Date; and

 B = the Exercise Price then in effect for the applicable Common Shares at the time of such exercise.

For purposes of this Warrant, "Closing Sale Price" means, for any security as of any date, the last trade price for such security on the principal securities exchange or trading market for such security, as reported by Bloomberg Financial Markets, or, if such exchange or trading market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for such security by Bloomberg Financial Markets, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then the Company shall, within two business days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Common Shares to the Company's independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten business days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

For purposes of Rule 144 promulgated under the U.S. Securities Act, it is intended, understood and acknowledged that the Common Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Common Shares shall be deemed to have commenced, on the date this Warrant was originally issued (provided that the SEC continues to take the position that such treatment is proper at the time of such exercise).

3.2 Effect of Exercise of the Warrant

(a) Upon surrender and payment as aforesaid the Common Shares so subscribed for shall be issued as fully paid and non-assessable shares and the holder shall become the holder of record of such Common Shares on the date of such surrender and payment; and

(b) Within five business days after surrender and payment as aforesaid, the Company shall forthwith cause the issuance to the holder a certificate for the Common Shares purchased as aforesaid.

3.3 Subscription for Less than Entitlement

The holder may subscribe for and purchase a number of Common Shares less than the number which it is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of Common Shares less than the number which can be purchased pursuant to the Warrant Certificate, the holder shall be entitled to the return of the Warrant Certificate with a notation on the Grid attached hereto as Schedule "C" showing the balance of the Common Shares which it is entitled to purchase pursuant to the Warrant Certificate which were not then purchased.

3.4 Expiration of the Warrant

After the Expiry Time all rights hereunder shall wholly cease and terminate and the Warrant shall be void and of no effect.

3.5 Legending of Certificates

(a) Certificates representing the Warrants, or Common Shares issued upon exercise of the Warrants, as well as all certificates issued in exchange for or in substitution of such certificates shall bear the following legends:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE APRIL 25, 2010.

"UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS OF SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET."

(b) Warrant Certificates representing Warrants issued to U.S. Persons, to persons in the United States or to persons for the account or benefit of a U.S. Person or a person in the United States, as well as all certificates issued in exchange for or in substitution of such certificates representing Warrants shall bear the following legend:

"THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT."

(c) Warrant Certificates representing Warrants issued to a person other than a person described in subsection 3.5(b) as well as all certificates issued in exchange for or in substitution of such certificates representing Warrants, shall bear the following additional legend:

"THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND HAVE BEEN OFFERED AND SOLD IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S

PROMULGATED UNDER THE U.S. SECURITIES ACT. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT."

(d) Certificates representing Common Shares issued to a person described in subsection 3.5(b) upon exercise of the Warrants, as well as all certificates issued in exchange for or in substitution of such certificates shall bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

(e) Certificates representing Common Shares issued to a person other than a person described in subsection 3.5(b) upon exercise of the Warrants, as well as all certificates issued in exchange for or in substitution of such certificates shall bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND HAVE BEEN OFFERED AND SOLD IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S

PROMULGATED UNDER THE U.S. SECURITIES ACT. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT."

ARTICLE 4
ADJUSTMENTS

4.1 Adjustments for Stock Splits, etc.

The number and kind of securities purchasable upon the exercise of the Warrants represented by the Warrant Certificate and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to all holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Common Shares purchasable upon exercise of the Warrants immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Common Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Common Shares or other securities of the Company which are purchasable hereunder, the Warrantholder shall thereafter be entitled to purchase the number of Common Shares or other securities resulting from such adjustment at an Exercise Price per Common Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Common Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Common Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

4.2 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets

In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever

(including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Warrantholder shall have the right thereafter to receive upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Warrantholder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.

4.3 Voluntary Adjustment by the Company

The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

4.4 Notice of Adjustment

Whenever the number of Common Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Warrantholder, which notice shall state the number of Common Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Common Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

4.5 Notice of Corporate Action

If at any time:

(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution; or

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation; or

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Warrantholder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend or distribution, or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 calendar days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend or distribution, the date on which the holders of Common Stock shall be entitled to any such dividend or distribution, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the Warrantholders of shall be entitled to exchange their Common Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Warrantholder at the last address of Warrantholder appearing on the books of the Company.

4.6 No Adjustment for Dividends

Except as provided in section 4.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

4.7 Preservation of Purchase Rights Upon Merger, Consolidation, etc.

(a) In connection with any consolidation of the Company with, or amalgamation or merger of the Company with or into, another corporation (including, without limitation, pursuant to a "takeover bid", "tender offer" or other acquisition of all or substantially all of the outstanding Common Shares) or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of the Warrant Certificate to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Common Shares for which the Warrants are exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Article 4;

(b) For purposes of this Article 4, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.

(c) The provisions of this Article 4 shall similarly apply to successive consolidations, mergers, amalgamation, sales, transfers or leases.

4.8 Determination of Adjustments

If any questions shall at any time arise with respect to the Exercise Price, such question shall be conclusively determined by the Company's Auditors, or, if they decline to so act, any other firm of registered accountants that the Company may designate and the Warrantholder, acting reasonably, may approve, and who shall have access to all appropriate records and such determination shall be binding upon the Company and the holder.

ARTICLE 5
COVENANTS BY THE COMPANY

5.1 Reservation of Common Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights of acquisition provided for in the Warrant Certificate.

ARTICLE 6
MERGER AND SUCCESSORS

6.1 Company May Consolidate, etc. on Certain Terms

Nothing herein contained shall prevent any consolidation, amalgamation or merger of the Company with or into any other corporation or corporations, or a conveyance or transfer of all or substantially all the properties and estates of the Company as an entirety to any corporation lawfully entitled to acquire and operate same, provided, however, that the corporation formed by such consolidation, amalgamation or merger or which acquires by conveyance or transfer all or substantially all the properties and estates of the Company as an entirety shall, simultaneously with such amalgamation, merger, conveyance or transfer, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Company.

6.2 Successor Company Substituted

In case the Company, pursuant to section 6.1 shall be consolidated, amalgamated or merged with or into any other corporation or corporations or shall convey or transfer all or substantially all of its properties and estates as an entirety to any other corporation, the successor corporation formed by such consolidation or amalgamation, or into which the Company shall have been consolidated, amalgamated or merged or which shall have received a conveyance or transfer as aforesaid, shall succeed to and be substituted for the Company hereunder and such changes in phraseology and form (but not in substance) may be made in the Warrant Certificate and herein as may be appropriate in view of such amalgamation, merger or transfer.

ARTICLE 7
AMENDMENTS

7.1 Amendment, etc.

This Warrant Certificate may only be amended by a written instrument signed by the parties hereto.

ARTICLE 8
MISCELLANEOUS

8.1 Time

Time is of the essence of the terms of this certificate.

8.2 Notice

Any notice given under or pursuant to this Warrant Certificate will be given in writing and must be delivered, or mailed by prepaid post, and addressed to the party to which notice is to be given at the address of the party set out on page one, or at another address designated by the party in writing. If notice is delivered, it will be deemed to have been given at the time of delivery. If notice is mailed, it will be deemed to have been received on the fourth business day after and excluding the date of mailing.

8.3 Warrants Transferable

The Warrants are transferable subject to and in accordance with the provisions of Schedule "D" hereto.

__________

.

SCHEDULE B

EXERCISE FORM

To: Omnicity Corp.

Terms which are not otherwise defined herein shall have the meanings ascribed to such terms in the Warrant Certificate held by the undersigned and issued by Omnicity Corp. (the "Company").

1. The undersigned hereby irrevocably subscribes for and exercises the right to acquire ________________ Common Shares of the Company (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the accompanying Warrant Certificate) and encloses a bank draft, certified check or money order in lawful money of the United States of America payable to the Company for the aggregate Exercise Price.

2. The Common Shares (or other securities or property) are to be registered as follows:

Name:
(print clearly)

Address in full:

Number of Common Shares:

3. Such securities should be sent by courier to:

Name:
(print clearly)

Address in full:

If the number of Warrants exercised is less than the number of Warrants represented hereby, the undersigned requests that the new Warrant Certificate representing the balance of the Warrants be registered in the name of the undersigned and should be sent by courier to:

Name:
(print clearly)

Address in full:

4. The undersigned represents, warrants and certifies as follows (one of the following must be checked):

(a) [  ] the undersigned holder at the time of exercise of the Warrants is not in the United States, is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and is not exercising the Warrants on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver this exercise form in the United States;

(b) [  ] the undersigned holder is resident in the United States or is a U.S. Person who is a resident of the jurisdiction referred to in the address appearing below, and is a U.S. Accredited Investor and has completed the U.S. Accredited Investor Status Certificate in the form attached to this Warrant Certificate; or

(c) [  ] if the undersigned holder is resident in the United States or is a U.S. Person, the undersigned holder has delivered to the Company and, if applicable, the Company's transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the securities to be delivered upon exercise of this Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

"United States" and "U.S. person" are as defined in Regulation S under the U.S. Securities Act.

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless Box 4(b) or 4(c) above is checked.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking alternative (b) above, the undersigned represents and warrants to the Company that:

1. the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2. the undersigned is: (i) purchasing the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Common Shares as agent or trustee for any other person or persons (each a "Beneficial Owner"), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

3. the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking alternative (b) above, the undersigned also acknowledges and agrees that:

1. the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Company as he or she has considered necessary or appropriate in connection with his or her investment decision to acquire the Common Shares;

2. if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Common Shares directly or indirectly, unless:

(a) the sale is to the Company;

(b) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws; or

(d) the Common Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company;

3. the Common Shares are "restricted securities" under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Common Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4. the Company has no obligation to register any of the Common Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

5. the certificates representing the Common Shares (and any certificates issued in exchange or substitution for the Common Shares) will bear a legend, in the form required by the certificate representing the Warrants, stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available; and

8. It consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Warrant Exercise Form.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

Dated on the _____ day of __________, 201__.

(Signature of Warrantholder)

Print full name

Print full address

Instructions:

1. The registered holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised together with payment of the aggregate Exercise Price, by certified check, bank draft or money order payable to the order of the Company, to the Company at its principal office at P.O. Box 8, 807 South State Road 3, Rushville, Indiana, U.S.A., 46173, attention: The President, and such other documents as the Company may reasonably require. Certificates for Common Shares will be delivered or mailed within five business days after the exercise of the Warrants. The rights of the registered warrant holder hereof cease if the Warrants are not exercised prior to the Expiry Time.

2. If Box 4(c) is checked, any opinion tendered must be from counsel of recognized standing in form and substance reasonably satisfactory to the Company. Holders planning to deliver an opinion of counsel in connection with the exercise of the Warrants should contact the Company in advance to determine whether any opinions tendered will be acceptable to the Company.

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of Omnicity Corp. (the "Company") by the holder, the holder hereby represents and warrants to the Company that the holder, and each beneficial owner (each a "Beneficial Owner"), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write "W/H" for the undersigned holder, and "B/O" for each beneficial owner, if any, on each line that applies):

____ (1) Any bank as defined in Section 3(a)(2) of the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act") or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934 or any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

____ (2) Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

____ (3) Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

____ (4) Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

____ (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds US$1,000,000; or

____ (6) Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

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SCHEDULE C

WARRANT EXERCISE GRID
Common Shares Issued	Common Shares Available	Initials of Authorized Officer

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SCHEDULE D

TRANSFER FORM FOR WARRANTS

To: Omnicity Corp.

FOR value received I/we (the "Transferor") hereby sell, assign, and transfer unto:

(Name of Transferee)

(Address of Transferee)

Warrants of

(Quantity)

Omnicity Corp. (the "Corporation")

represented by:
                                          (List Certificate Numbers)

and the undersigned hereby irrevocably constitutes and appoints:

the attorney to transfer the said Warrants on the books of the Corporation with full power of substitution in the premises.

Dated on this _____ day of ____________, 201__.

Signature Guaranteed By:

 (Signature of Warrantholder)

 (Name of Warrantholder - Please print)

 (Capacity of Authorized Representative)

Instructions:

1. The signature on this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or change whatever.

2. The signature must be guaranteed by a Canadian schedule 1 chartered bank, major Trust Corporation or by a member firm of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The stamp must bear the words "Signature Medallion Guaranteed".

3. In the United States of America, signature guarantees must be done by members of a Medallion Signature Guarantee Program only. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of an acceptable Medallion Program.

TRANSFEREE ACKNOWLEDGMENT

The Transferee acknowledges and agrees that the Warrants may not be offered, sold, pledged or otherwise transferred in the absence of (a) an effective registration statement under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), relating thereto, or (b) an exemption from the registration requirements of the U.S. Securities Act. Each Warrant Certificate, and each certificate representing Common Stock issuable upon exercise thereof, shall contain a legend on the face thereof, in the appropriate form, setting forth the restrictions on transfer referred to in the Warrant Certificate, unless in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to the Corporation), the securities represented thereby are not, at such time, required by law to bear such legend, or in the case of the Common Stock, are transferred pursuant to an effective registration statement under the U.S. Securities Act. The holder acknowledges and agrees that the Warrants represented by this Warrant Certificate, and the Common Stock issuable upon exercise thereof, constitute "restricted securities" under the U.S. Securities Act.

Any certificate issued at any time in exchange or substitution for any certificate bearing a restrictive legend shall also bear such legend unless in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to the Corporation), the securities represented thereby are not, at such time, required by law to bear such legend.

In connection with this transfer the undersigned Transferee certifies that the Transferor or Transferee is delivering a written opinion of U.S. legal counsel acceptable to the Corporation to the effect that this transfer of Warrants has been registered under the U.S. Securities Act or is exempt from registration thereunder or such other documentation as the Corporation may reasonably require, in its discretion.

Dated on the _____ day of _________, 201__
In the presence of:	(Signature of Transferee)

(Witness)	(Name of Transferee - Please print)

(Name of Witness - Please print)	(Capacity of Authorized Representative)

The Warrants and the Common Stock issuable upon exercise of the Warrants shall only be transferable in accordance with applicable laws. The Warrants may only be exercised in the manner required by the Warrant Certificate and the Exercise Form attached thereto. Any securities acquired pursuant to this exercise of Warrants shall be subject to applicable hold periods and any certificate representing such securities may bear restrictive legends.

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